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                       SUPPLEMENT DATED JANUARY 28, 2004
                                    TO THE
                                 PROSPECTUSES
                                      AND
                     STATEMENTS OF ADDITIONAL INFORMATION
                                    OF THE
                             FUNDS INDICATED BELOW

  The following text amends the sections entitled "Fee table," "Choosing a class of shares to buy" and "Sales charges--Class L shares (available through certain Service Agents)" in each of the currently effective Prospectuses for each of the Funds listed below and the section entitled " Purchase of Shares - Class L shares" in the currently effective Statement of Additional Information for each of the Funds listed below.

  Effective February 2, 2004, the 1% initial sales charge on Class L shares will no longer be imposed. This means that you will buy Class L shares at the net asset value and that all of your purchase amount will be immediately invested in Class L shares. This may help offset the higher expenses of Class L shares, but only if a fund performs well. Class L shares do not convert into another class of shares.

  You will continue to pay a deferred sales charge of 1% if you redeem your Class L shares within one year of purchase.

  Service Agents selling Class L shares will receive a commission of up to 1.00% of the Class L shares they sell. Service Agents will continue to receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares serviced by them, with such fee starting in the thirteenth month after purchase.

             SMITH BARNEY FUNDAMENTAL VALUE
               FUND INC.                           January 28, 2004
             SMITH BARNEY INVESTMENT FUNDS INC.
                SMITH BARNEY GROUP SPECTRUM FUND   January 28, 2004
                SMITH BARNEY SMALL CAP VALUE FUND  January 28, 2004
                SMITH BARNEY SMALL CAP GROWTH
                  FUND                             January 28, 2004

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